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Exhibit 10.22

$20,000,000.00

AMENDMENT NO. 2 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

originally dated as of March 25, 2004 by and among

THE ENSIGN GROUP, INC., ENSIGN WHITTIER WEST LLC,
ENSIGN WHITTIER EAST LLC, ENSIGN SANTA ROSA LLC, ENSIGN PANORAMA LLC, ENSIGN SABINO LLC,
ENSIGN SAN DIMAS LLC, ENSIGN MONTGOMERY LLC,
ENSIGN PALM I LLC, ENSIGN SONOMA LLC, ENSIGN CLOVERDALE LLC,
ENSIGN WILLITS LLC, ENSIGN PLEASANTON LLC,
24TH STREET HEALTHCARE ASSOCIATES LLC,
GLENDALE HEALTHCARE ASSOCIATES LLC,
ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC.,
ROSE PARK HEALTHCARE ASSOCIATES, INC.,
LEMON GROVE HEALTH ASSOCIATES LLC,
PRESIDIO HEALTH ASSOCIATES LLC, BELL VILLA CARE ASSOCIATES LLC,
DOWNEY COMMUNITY CARE LLC, COSTA VICTORIA HEALTHCARE LLC,
WEST ESCONDIDO HEALTHCARE LLC, REDBROOK HEALTHCARE ASSOCIATES LLC,
HB HEALTHCARE ASSOCIATES LLC, NORTH MOUNTAIN HEALTHCARE LLC,
PARK WAVERLY HEALTHCARE LLC, SUNLAND HEALTH ASSOCIATES LLC,
VISTA WOODS HEALTH ASSOCIATES LLC, CITY HEIGHTS HEALTH ASSOCIATES LLC,
CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC,
C STREET HEALTH ASSOCIATES LLC, VICTORIA VENTURA HEALTHCARE LLC
RADIANT HILLS HEALTH ASSOCIATES LLC, HIGHLAND HEALTHCARE LLC,
GATE THREE HEALTHCARE LLC, SOUTHLAND MANAGEMENT LLC,
MANOR PARK HEALTHCARE LLC, NORTHERN OAKS HEALTHCARE, INC.,
SALADO CREEK SENIOR CARE, INC., MCALLEN COMMUNITY HEALTHCARE, INC.,
WELLINGTON HEALTHCARE, INC.
(collectively, "Borrower")

and

GENERAL ELECTRIC CAPITAL CORPORATION
("Lender")

Amended as of March 25, 2007

AMENDMENT NO. 2 TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 25th day of March 2007, by and among THE ENSIGN GROUP, INC., a Delaware corporation, ENSIGN WHITTIER WEST LLC, a Nevada limited liability company, ENSIGN WHITTIER EAST LLC, a Nevada limited liability company, ENSIGN SANTA ROSA LLC, a Nevada limited liability company, and ENSIGN PANORAMA LLC, a Nevada limited liability company, ENSIGN SABINO LLC, a Nevada limited liability company, ENSIGN SAN DIMAS LLC, a Nevada limited liability company, ENSIGN MONTGOMERY LLC, a Nevada limited liability company, ENSIGN CLOVERDALE LLC, a Nevada limited liability company, ENSIGN PALM I LLC, a Nevada limited liability company, ENSIGN SONOMA LLC, a Nevada limited liability company, ENSIGN WILLITS LLC, a Nevada limited liability company, ENSIGN PLEASANTON LLC, a Nevada limited liability company, 24th STREET HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, GLENDALE HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC., a Nevada corporation, and ROSE PARK HEALTHCARE ASSOCIATES, INC., a Nevada corporation, LEMON GROVE HEALTH ASSOCIATES LLC, a Nevada limited liability company, PRESIDIO HEALTH ASSOCIATES LLC, a Nevada limited liability company, BELL VILLA CARE ASSOCIATES LLC, a Nevada limited liability company, DOWNEY COMMUNITY CARE LLC, a Nevada limited liability company, COSTA VICTORIA HEALTHCARE LLC, a Nevada limited liability company, WEST ESCONDIDO HEALTHCARE LLC, a Nevada limited liability company, REDBROOK HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, HB HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, NORTH MOUNTAIN HEALTHCARE LLC, a Nevada limited liability company, PARK WAVERLY HEALTHCARE LLC, a Nevada limited liability company, SUNLAND HEALTH ASSOCIATES LLC, a Nevada limited liability company, VISTA WOODS HEALTH ASSOCIATES LLC, a Nevada limited liability company, CITY HEIGHTS HEALTH ASSOCIATES LLC, a Nevada limited liability company, CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, C STREET HEALTH ASSOCIATES LLC, a Nevada limited liability company, and VICTORIA VENTURA HEALTHCARE LLC, a Nevada limited liability company, RADIANT HILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, HIGHLAND HEALTHCARE LLC, a Nevada limited liability company, GATE THREE HEALTHCARE LLC, a Nevada limited liability company, SOUTHLAND MANAGEMENT LLC, Nevada limited liability company, MANOR PARK HEALTHCARE LLC, a Nevada limited liability company, NORTHERN OAKS HEALTHCARE, INC., a Nevada corporation, SALADO CREEK SENIOR CARE, INC., a Nevada corporation, McALLEN COMMUNITY HEALTHCARE,  INC., a Nevada corporation, WELLINGTON HEALTHCARE, INC., a Nevada corporation (collectively "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

RECITALS

        A.    Pursuant to that certain Amended and Restated Loan and Security Agreement dated as of March 25, 2004 by and between Borrower and Lender (as amended, modified and restated from time to time, the "Loan Agreement"), the parties have established certain financing arrangements that allow funds to be borrowed from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

        B.    The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to the following amendments to the Loan

Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

        1.    Amendment to Loan Agreement.    Section 2.8(a) of the Loan Agreement is hereby amended by deleting the existing Section 2.8(a) in its entirety and by inserting in lieu thereof the following new Section 2.8(a):

        "(a) Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect until June 22, 2007, unless terminated as provided in this Section 2.8 (the "Term"); provided, however, that notwithstanding anything set forth in this Agreement to the contrary (including, without limitation, Section 6.23), in no event shall Borrower be entitled to terminate this Agreement prior to the repayment in full of all amounts owed to Lender pursuant to the Real Estate Loan Documents."

        2.    Confirmation of Representations and Warranties.    Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, except as identified in Schedule 1.39 and Schedule 4.19 to the Loan Agreement, each as updated, and as otherwise permitted pursuant to the Loan Agreement.

        3.    Effective Date.    This Amendment shall be effective upon (a) Lender's receipt of this Amendment executed by a duly authorized member and/or officer of each Borrower and (b) the receipt by Lender of the Fee as defined herein.

        4.    Fees and Expenses.

          (a)   As consideration for Lender's agreement to negotiate and execute this Amendment, Borrower agrees to pay Lender on the date of this Amendment an amendment fee equal to Twenty Five Thousand and No/100 Dollars ($25,000.00) (the "Fee") which Fee shall be deemed to have been earned in full by Lender as of the date of this Amendment. Borrower hereby authorizes Lender to deduct such from the Revolving Credit Loan(s) made to Borrower until such Fee is paid in full. In the event that Borrower refinances all of the Loans under this Loan Agreement with Lender through a $20 million credit facility, the terms of which are substantially similar to the terms set forth in that certain Proposal Letter dated as of March 15, 2007 ("Potential Refinancing") on or before the expiration of the Term, Lender shall credit the Fee amount towards any closing fees incurred in connection with the Potential Refinancing.

          (b)   In addition to the Fee, Borrower shall be responsible for the payment of all costs and expenses incurred by Lender in connection with the preparation of this Amendment including any and all fees and expenses of Lender's in-house counsel.

        5.    Updated Schedules.    As a condition precedent to Lender's agreement to enter into this Amendment, and in order for this Amendment to be effective, Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to update all information as necessary to make the Schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Amendment. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

        6.    Enforceability.    This Amendment constitutes the legal, valid and binding obligation of each Borrower and is enforceable against each such Borrower in accordance with its terms.

        7.    Reference to the Effect on the Loan Agreement.

          (a)   Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

          (b)   Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

          (d)   This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

        8.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

        9.    Headings.    Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        10.    Counterparts.    This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURES FOLLOW]

        IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be executed as of the date first written above.

LENDER:
GE HFS HOLDINGS, INC. f/k/a Heller Healthcare Finance, Inc. a Delaware corporation
By:	/s/ MATTHEW SAWYER
Name: Matthew Sawyer Title: Duly Authorized Signatory

BORROWER:
ATTEST/WITNESS:		THE ENSIGN GROUP, INC. a Delaware corporation
By:	/s/ ALAN J. NORMAN	By:	/s/ CHRISTOPHER R. CHRISTENSEN
	Alan J. Norman		Christopher R. Christensen
	Vice President		President

ENSIGN WHITTIER WEST LLC
ENSIGN WHITTIER EAST LLC
ENSIGN PANORAMA LLC
LEMON GROVE HEALTH ASSOCIATES LLC
BELL VILLA CARE ASSOCIATES LLC
DOWNEY COMMUNITY CARE LLC
COSTA VICTORIA HEALTHCARE LLC
WEST ESCONDIDO HEALTHCARE LLC
HB HEALTHCARE ASSOCIATES LLC
VISTA WOODS HEALTH ASSOCIATES LLC
CITY HEIGHTS HEALTH ASSOCIATES LLC
C STREET HEALTH ASSOCIATES LLC
VICTORIA VENTURA HEALTH CARE LLC
GATE THREE HEALTHCARE LLC
SOUTHLAND MANAGEMENT LLC
MANOR PARK HEALTHCARE LLC
each, a Nevada limited liability company
ATTEST/WITNESS:		By:	The Flagstone Group, Inc. Its Sole Member
By:	/s/ SOON BURNAM	By:	/s/ V. JAY BRADY
	Soon Burnam		V. Jay Brady
	Treasurer		President
ENSIGN SANTA ROSA LLC ENSIGN MONTGOMERY LLC ENSIGN CLOVERDALE LLC ENSIGN SONOMA LLC ENSIGN WILLITS LLC ENSIGN PLEASANTON LLC each, a Nevada limited liability company
ATTEST/WITNESS:		By:	Northern Pioneer Healthcare, Inc. Its Sole Member
By:	/s/ SOON BURNAM	By:	/s/ CORY E. MONETTE
	Soon Burnam		Cory E. Monette
	Treasurer		President

ENSIGN SAN DIMAS LLC ENSIGN PALM I LLC REDBROOK HEALTHCARE ASSOCIATES LLC CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC each, a Nevada limited liability company
ATTEST/WITNESS:		By:	Touchstone Care, Inc. Its Sole Member
By:	/s/ SOON BURNAM	By:	/s/ JOHN ALBRECHTSEN
	Soon Burnam		John Albrechtsen
	Treasurer		President

ENSIGN SABINO LLC
24TH STREET HEALTHCARE ASSOCIATES LLC
GLENDALE HEALTHCARE ASSOCIATES LLC
PRESIDIO HEALTH ASSOCIATES LLC
NORTH MOUNTAIN HEALTHCARE LLC
PARK WAVERLY HEALTHCARE LLC
SUNLAND HEALTH ASSOCIATES LLC
RADIANT HILLS HEALTH ASSOCIATES LLC
HIGHLAND HEALTHCARE LLC
each, a Nevada limited liability company
ATTEST/WITNESS:		By:	Bandera Healthcare, Inc. Its Sole Member
By:	/s/ SOON BURNAM	By:	/s/ MICHAEL C. DALTON
	Soon Burnam		Michael C. Dalton
	Treasurer		President
ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC. ROSE PARK HEALTHCARE ASSOCIATES, INC.
ATTEST/WITNESS:		each, a Nevada corporation
By:	/s/ SOON BURNAM	By:	/s/ CHRISTOPHER R. CHRISTENSEN
	Soon E. Burnam		Christopher R. Christensen
President
NORTHERN OAKS HEALTHCARE, INC. SALADO CREEK SENIOR CARE, INC. MCALLEN COMMUNITY HEALTHCARE, INC. WELLINGTON HEALTHCARE, INC.
ATTEST/WITNESS:		each, a Nevada corporation
By:	/s/ SOON BURNAM	By:	/s/ CHRISTOPHER R. CHRISTENSEN
	Soon E. Burnam		Christopher R. Christensen
President

LIST OF SCHEDULES

Schedule 1.39	—	Permitted Liens
Schedule 4.1	—	Subsidiaries
Schedule 4.5	—	Litigation
Schedule 4.13	—	Non-Compliance with Law
Schedule 4.14	—	Environmental Matters
Schedule 4.15	—	Places of Business with patient census
Schedule 4.16	—	Licenses
Schedule 4.17	—	Stock Ownership
Schedule 4.19	—	Borrowings and Guarantees
Schedule 4.21	—	Trade Names
Schedule 4.22	—	Joint Ventures
Schedule 7.12	—	Transactions with Affiliates

EXHIBIT A
SCHEDULES TO AMENDMENT NO. 2 TO
AMENDED & RESTATED LOAN AGREEMENT

Sched	Description	Matters Covered
1.39	Permitted Liens:	(i) Landlord's liens, both statutory and contractual, contained in or created by the various leases, security agreement, pledges and related documentation covering the locations described in Schedule 4.15, but only to the extent that such liens are contractually subordinated to Lender's liens and security interests pursuant to agreements between Lender and such landlords that are satisfactory to Lender

(ii) (a) The lien of the Deed of Trust and Assignment of Rents by and between Ensign Southland LLC as Trustor and Continental Wingate Associates, Inc. as Beneficiary, affecting the California Property and recorded January 30, 2001 at Document No. 01-0161647 in the office of the Los Angeles County Recorder, securing indebtedness in the original principal amount of $7,455,100, (b) all liens created or extended in connection with that certain Second Amended and Restated Loan Agreement for a loan in the amount of $64,692,11.67 by and among Valley Health Holdings LLC, Sky Holdings AZ LLC, Terrace Holdings AZ LLC, Plaza Health Holdings LLC, Rillito Holdings LLC, Mountainview Communitycare LLC, Meadowbrook Health Associates LLC, Cedar Avenue Holdings LLC, Granada Investments LLC, as borrowers, and General Electric Capital Corporation, as lender, dated December 29, 2006; and (c) the lien of the Deed of Trust and Security Agreement encumbering TEGI subsidiary Cherry Hill Health Holdings, Inc.'s Pacific Care Center facility, Hoquiam, Washington, securing a non-prepayable assumed $2,475,000 loan that existed when the property was acquired in 2006.
(iii) Liens permitted to be created by Sections 6.23 and 7.1(d) of the Loan Agreement.
4.1	Subsidiaries:	See attached organizational chart for existing subsidiaries of The Ensign Group, Inc.
4.5	Pending or Threatened Litigation:
There is currently no pending or threatened litigation which the Borrower believes would materially threaten Borrower's viability or ability to repay the Obligations; further, all claims pending or threatened against the Borrower are either covered by insurance or, to the extent they are not, Borrower believes it has accrued adequate reserves in connection therewith.
4.8	Defaults:	Relating to the representations in Section 4.8 of the Loan Agreement, and without admitting any default, reference is made to Schedule 4.5 above.
4.13	Non-compliance with Law:	To the best of the actual knowledge of the officers of Borrower, there does not currently exist any material non-compliance with applicable laws.

4.14	Environmental Matters:
To the best of the actual knowledge of the officers of The Ensign Group, Inc., there are no material adverse environmental matters associated with any of the properties occupied by TEGI's operating subsidiaries which require remediation or pose a present threat of material harm or liability.

Exh A-1

4.15	Places of Business with patient census:	See consolidated Schedule 4.15(a)/4.16 and Schedule 4.15(b) at the end of this Exhibit A.
4.16	Licenses:	The entity which currently holds or possesses the right to use the operating license for each of the facilities is as shown in consolidated Schedule 4.15(a)/4.16.
4.17	Stock Ownership:	See separate Schedule 4.17 at the end of this Exhibit A.
4.19	Borrowings:	Other than normal trade creditors, some or all of the entities comprising the Borrower are currently indebted to the following creditors in the following manners and amounts:
a. General Electric Capital Corporation; $20,000,000 Revolving Credit Facility for working capital.

b. General Electric Capital Corporation; $64,692,111.67 fixed asset loan secured by Deeds of Trust encumbering the assets owned by Valley Health Holdings LLC, Sky Holdings AZ LLC, Terrace Holdings AZ LLC, Ensign Highland LLC, Plaza Health Holdings LLC, Rillito Holdings LLC, Mountainview Communitycare LLC, Cedar Avenue Holdings LLC and Granada Investments LLC.

c. Continental Wingate Associates, Inc.; $7,455,100 HUD-insured Loan secured by a Deed of Trust and Assignment of Rents on Ensign Southland LLC's Southland Care Center & Home facility, Norwalk, California.
d. Wells Fargo Bank, N.A.; $2,475,000 loan secured by a Deed of Trust and Security Agreement on Cherry Hill Health Holdings, Inc.'s Pacific Care Center facility, Hoquiam, Washington.
4.20	Labor Disputes:
A union organizing election was held at Sonoma Healthcare Center in May, 2002 at which a majority of the approximately 60 employees classified as Housekeeping, Laundry and CNAs voted to have union representation from SEIU Local 250. On August 30, 2004, the National Labor Relations Board certified the union. The union has requested bargaining, and bargaining is ongoing. Operations at the facility and throughout the company have not been materially disrupted by union issues at any time since the original organizing election.
4.22	Joint Ventures:	None
7.12	Transactions with Affiliates:
Pursuant to an internal corporate restructuring the entire equity interests in various operating entities were assigned by The Ensign Group, Inc. to its several regional subsidiaries as set forth on the attached organization chart.

Exh A-2

Where an affiliate of The Ensign Group, Inc. owns the real property underlying a facility, the real estate holding subsidiary and the operating subsidiary enter into a lease agreement with respect to the facility. The attached organization chart indicates those instances where TEGI affiliates own the occupied property. The standard lease form used for such affiliate transactions has been reviewed and approved by Lender's counsel in connection with the fixed asset financing referenced in Schedule 1.39(ii)(b) above.

Ensign Facility Services, Inc., a subsidiary of TEGI, has entered into separate Consulting Services Agreements with each of the operating subsidiaries listed in the attached organizational chart, to provide centralized accounting, legal, risk management, information technology human resources and similar support and services. A standard management fee which does not exceed five percent (5%) of monthly revenues is charged for such services.

— See Attached Schedules 4.1, 4.15(a)/4.16, 4.15(b) and 4.17 —

Exh A-3

Schedule 4.1
Subsidiaries

The Ensign Group, Inc. (Delaware Corporate; Qualified in California)
The Flagstone group, Inc.	Bandera Healthcare, Inc.	Milestone Healthcare, Inc.	Keystone Care, Inc.	Northern Pioneer Healthcare, Inc.	Touchstone Care, Inc.
SOUTHERN CALIFORNIA	ARIZONA	UTAH	TEXAS	NORTHERN CALIFORNIA	SOUTHERN CALIFORNIA
Arroyo Vista Nursing Center City Heights Health Associates LLC** Parmunitum LLC*	Catalina Healthcare Center Presidio Health Associates LLC** Rillito Holdings LLC	Arlington Hills Healthcare Center Avenues Healthcare, Inc. Tenth East Holdings LLC	Cambridge Health & Rehabilitation Center Richmond Senior Services, Inc.** Golfview Holdings LLC	Cloverdale Healthcare Center Ensign Cloverdale LLC**	Brookside Healthcare Center Redbrook Healthcare Associates LLC**

Atlantic Memorial Healthcare Center Atlantic Memorial Healthcare Associates, Inc.**	Coronado Healthcare Center North Mountain Healthcare LLC** Adipiscor LLC*	Holladay Healthcare Center Olympus Health, Inc. Cottonwood Health Holdings LLC	Cambridge Square Retirement Center Rosenburg Senior Living, Inc.** Avenue N Holdings LLC	Northbrook Nursing & Rehabilitation Center Ensign Willits LLC**	Claremont Care Center Claremont Foothills Health Associates LLC** Parmonitum LLC*

Brookfield Healthcare Center Downey Community Care LLC** Moenium Holdings LLC*	Desert Sky Health and Rehabilitation Center Glendale Healthcare Associates LLC** Sky Holdings AZ LLC	Mt. Ogden Health & Rehabilitation Center Washington Heights Healthcare, Inc.	Carrollton Health & Rehabilitation Center Carrollton Heights Healthcare, Inc. Trinity Mill Holdings LLC	Park View Gardens at Montgomery Ensign Montgomery LLC** Mountainview Communitycare LLC	Arbor Glen Care Center Ensign San Dimas LLC**

Camarillo Healthcare Center Camarillo Community Care, Inc.** Granada Investments LLC	Desert Terrace Nursing Center 24th Street Healthcare Associates LLC** Terrace Holdings AZ LLC	IDAHO Pocatello Care and Rehabilitation Center Pocatello Health Services, Inc.	Lake Village Nursing & Rehabilitation Center Grand Villa Phx. Inc. Verde Villa Holdings LLC	Sonoma Healthcare Center Ensign Sonoma LLC**	Premier Care Center for Palm Springs Ensign Palm I LLC**

Carmel Mountain Rehabilitation & Healthcare Center Bernardo Heights Healthcare, Inc.** CM Health Holdings LLC	East Mesa Healthcare Center Sunland Health Associates LLC** Adipiscor LLC*		Northern Oaks Living & Rehabilitation Center Northern Oaks Healthcare, Inc.**	Summerfield Health Care Center Ensign Santa Rosa LLC**	Upland Rehabilitation and Care Center Upland Community Care, Inc.** Cedar Avenue Holdings LLC

Glenwood Care Center C Street Health Associates LLC**	Grand Court of Mesa Brown Road Senior Housing LLC** Mosnium Holdings LLC*		Salado Creek Living & Rehabilitation Center Salado Creek Senior Care, Inc.**	Ukiah Convalescant Hospital Ensign Pleasanton LLC**

Lemon Grove Care & Rehabilitation Center Lemon Grove Health Associates LLC**	Greenfields Assisted Living Greenfields Assisted Living LLC**		The Village Care Center McAllan Community Healthcare, Inc.**

Mission Care Center Ramon Healthcare Associates, Inc.**	Highland Manor Health & Rehabilitation Center Highland Healthcare LLC** Ensign Highland LLC		Timberwood Nursing & Rehabilitation Center Livingston Care Associates, Inc.** Polk Health Holdings LLC

Palm Terrace Healthcare & Rehabilitation Center Gate Three Healthcare LLC**	North Mountain Medical & Rehabilitation Center Radiant Hills Health Associates LLC** Valley Health Holdings LLC		Wellington Place Living & Rehabilitation Center Wellington Healthcare, Inc.**

Palomar Vista Healthcare Center West Escondido Healthcare LLC**	Sabino Canyon Rehabilitation and Care Center Ensign Sabino LLC** Meadowbrook Health Associates LLC		Willow Bend Nursing & Rehabilitation Center Town East Healthcare, Inc. Mesquite Health Holdings LLC

Panorama Gardens Nursing & Rehabilitation Center Ensign Panorama LLC**	Waverly Park Healthcare Center Park Waverly Healthcare LLC** Adipiscor LLC*

Rosa Villa Healthcare Center Bell Villa Care Associates LLC** Moenium Holdings LLC*	Osborn Health and Rehabilitation RenewCare of Scottsdale, Inc.

Sch. 4.1-1

Royal Court Healthcare Ensign Whittier West LLC**

Sea Cliff Healthcare Center HB Healthcare Associates LLC**

Shoreline Healthcare Center Rose Park Healthcare Associates, Inc.** Long Beach Health Associates LLC

Southland Care Center Southland Management LLC** Ensign Southland LLC

Victoria Care Center Victoria Ventura Healthcare LLC**		Miscellaneous (Held by The Ensign Group, Inc.)

Victoria Healthcare Center Costa Victoria Healthcare LLC**	WASHINGTON Emerald Hills Healthcare Center Lynnwood Health Services, Inc.** Snohomish Health Holdings LLC	SERVICE CENTER Ensign Facilty Services, Inc. (Nevada Corporation; Qualified in California)

Vista Knoll Specialized Care Facility Vista Woods Health Associates LLC** Parmonitum LLC*	Pacific Care Center Hoquiam Healthcare, Inc.** Cherry Health Holdings, Inc.	SELF-INSURANCE Standardbearer Insurance Company, Ltd. (Cayman Islands Exempted Company)

Whittier Hills Health Care Center** Ensign Whittier East LLC	Park Manor Rehabilitation Center Manor Park Healthcare LLC** Plaza Health Holdings LLC	SHELF ENTITIES Ensign Bellflower LLC East Escondido Healthcare LLC Ensign Napa LLC Walnut Grove Campuscare LLC

KEY

Line 1:  Facility Name

Line 2:  Operating Entity: Held, as represented, by an operating group

Line 3:  Holding Entity: All held directly by The Ensign Group, Inc.

*
Master tenant/sublessor

**
Entire equity interest assigned to applicable regional subsidiary in corporate restructuring.

Unless noted otherwise, all entities are organized in Nevada and qualified to do business where located.

All subsidiaries are wholly owned.

Sch. 4.1-2

Consolidated Schedule 4.15(a)/4.16
Places of Business with Trade Names and Record Owner Data
(As of March 1, 2007)
(See separate Schedule 4.15(a) for Census Data)

Place of Business	Address		Licensee	Record Owner
Arbor Glen Care Center	1033 East Arrow Highway	Glendora, CA 91740	Ensign San Dimas LLC	Health Care Investors III

Arlington Hills Healthcare Center	165 South 1000 East	Salt Lake City, UT 84102	Avenues Healthcare, Inc.	Tenth East Holdings LLC

Arroyo Vista Nursing Center	3022 45th Street	San Diego, CA 92105	City Heights Health Assoc LLC	OHI Asset (CA), LLC

Atlantic Memorial Healthcare Center	2750 Atlantic Avenue	Long Beach, CA 90806	Atlantic Memorial H'care Assoc, Inc.	RMA Land, LLC

Brookfield Healthcare Center	9300 Telegraph Road	Downey, CA 90240	Downey Comm'ty Care LLC	Healthcare Investors, III

Brookside Healthcare Center	105 Terracina Blvd.	Redlands, CA 92373	Redbrook H'care Associates LLC	James F. Cotter

Camarillo Healthcare Center	205 Granada Street	Camarillo, CA 93010	Camarillo Com'ty Care, Inc.	Granada Investments LLC

Cambridge Health & Rehabilitation Center	1106 Golfview	Richmond, TX 77469	Richmond Senior Services, Inc.	Golfview Holdings LLC

Cambridge Square Retirement Center	2700 Avenue N	Rosenberg, TX 77471	Rosenburg Senior Living, Inc.	Avenue N Holdings LLC

Carrollton Health & Rehabilitation Center	1618 Kirby Road	Carrollton, TX 75006	Carrollton Heights Healthcare, Inc.	Trinity Mill Holdings LLC

Claremont Care Center	219 East Foothill Blvd.	Pomona, CA 91768	Claremont F'thills Health Assoc LLC	OHI Asset (CA), LLC

Carmel Mtn Rehab & Healthcare Center	11895 Avenue of Industry	San Diego, CA 92128	Bernardo Heights Healthcare, Inc.	CM Holdings LLC

Catalina Healthcare Center	2611 North Warren Ave.	Tucson, AZ 85719	Presidio Health Associates LLC	Rillito Holdings LLC

Cloverdale Healthcare Center	300 Cherry Creek Road	Cloverdale, CA 95425	Ensign Cloverdale LLC	James F. Cotter

Coronado Healthcare Center	11411 North 19th Avenue	Phoenix, AZ 85029	North Mountain Healthcare LLC	Coronado Corporation

Desert Sky Health & Rehabilitation Center	5125 North 58th Avenue	Glendale, AZ 85301	Glendale H'care Associates LLC	Sky Holdings AZ LLC

Desert Terrace Nursing Center	2509 North 24th Street	Phoenix, AZ 85008	24th Street H'care Assoc LLC	Terrace Holdings AZ LLC

The Ensign Group, Inc. Ensign Facility Services, Inc.	27101 Puerta Real, Suite 450	Mission Viejo, CA 92691	N/A	Mission Ridge Associates, L.L.C.

East Mesa Healthcare Center	51 South 48th Street	Mesa, Arizona 85206	Sunland Health Associates LLC	LTC Partners VI, L.P.

Emerald Hills Healthcare Center	5821 188th Street SW	Lynnwood, WA 98037	Lynnwood Health Services, Inc.	Snohomish Health Holdings LLC

Glenwood Care Center	1300 North C Street	Oxnard, CA 93030	C Street Health Associates LLC	Oxnard Investments, L.P.

Grand Court of Mesa	262 East Brown Road	Mesa, AZ 85201	Brown Road Sr Housing LLC	Moenium Holdings LLC

Greenfields Assisted Living Community	723 East 2nd Avenue	Mesa, AZ 85204	Greenfields Assisted Livg LLC	Cascade Gardens Associates, L.P.

Highland Manor Health & Rehab Center	4635 N. 14th Street	Phoenix, AZ 85014	Highland Healthcare LLC	Ensign Highland LLC

Sch. 4.15(a)/4.16-1

Place of Business	Address		Licensee	Record Owner
Holladay Healthcare Center	4782 South Holladay Blvd.	Salt Lake City, UT 84117	Olympus Health, Inc.	Cottonwood Health Holdings LLC

Lake Village Nursing & Rehab. Center	169 Lake Park Road	Lewisville, TX 75057	Grand Villa PHX, Inc. †	Verde Villa Holdings LLC

Lemon Grove Care & Rehab Center	8351 Broadway	Lemon Grove, CA 91945	Lemon Grove Health Assoc LLC	MCS PGCH LLC et al

Mission Care & Rehabilitation Center	4800 Delta Avenue	Rosemead, CA 91770	Ramon Healthcre Assoc, Inc.	Rosemead Assisted L.P.

Mt. Ogden Health and Rehabilitat'n Center	375 East 5350 South	Washington Terr., UT 84405	Washington H'ts Healthcare, Inc.	St. Benedict's Hospital

North Mountain Medical & Rehab Center	9155 North 3rd Street	Phoenix, AZ 85020	Radiant Hills Health Assoc LLC	Valley Health Holdings LLC

Northern Oaks Living & Rehab Center	2722 Old Anson Road	Abilene, TX 79603	Northern Oaks Healthcare, Inc.	James F. Cotter

Northbrook Nursing and Rehab Center	64 Northbrook Way	Willits, CA 95490	Ensign Willits LLC	James F. Cotter

Osborn Health and Rehabilitation	3333 North Civic Center Plaza	Scottsdale, AZ 85251	RenewCare of Scottsdale, Inc.	Nationwide Health Properties, Inc.

Pacific Care Center	3035 Cherry Street	Hoquiam, WA 98550	Hoquiam Healthcare, Inc.	Cherry Health Holdings, Inc.

Palm Terrace Healthcare & Rehab Center	24962 Calle Aragon	Laguna Woods, CA 92637	Gate Three Healthcare LLC	Laguna Hills Assisted I L.P.

Palomar Vista Healthcare Center	201 North Fig Street	Escondido, CA 92025	West Escondido Healthcare LLC	Neale A. Perkins

Panorama Gardens Nursing & Reh Center	9541 Van Nuys Blvd.	Panorama City, CA 91402	Ensign Panorama LLC	Vannovi Properties, LLC

Park Manor Rehabilitation Center	1710 Plaza Way	Walla Walla, WA 99362	Manor Park Healthcare LLC	Health Care Property Investors, Inc.

Park View Gardens at Montgomery	3751 Montgomery Drive	Santa Rosa, CA 95405	Ensign Montgomery LLC	Mountainview Communitycare LLC

Pocatello Care and Rehabilitation Center	527 Memorial Drive	Pocatello, ID 83201	Pocatello Health Services, Inc.	Portneuf Medical Center

Premier Care Center for Palm Springs	2990 East Ramon Road	Palm Springs, CA 92264	Ensign Palm I LLC	Coachella House, Inc.

Rose Villa Healthcare Center	9028 Rose Street	Bellflower, CA 90706	Bell Villa Care Associates LLC	Healthcare Investors, III

Royal Court Healthcare	12385 E. Washington Blvd	Whittier, CA 90606	Ensign Whittier West LLC	Whittier West, L.L.C.

Sabino Canyon Rehab & Care Center	5830 East Pima	Tucson, AZ 85712	Ensign Sabino LLC	Tucson-Cal Associates, LLC

Salado Creek Living & Rehab Center	603 Corrine	San Antonio, TX 78218	Salado Creek Senior Care, Inc.	James F. Cotter

Sea Cliff Healthcare Center	18811 Florida Street	Huntington Bch, CA 92648	HB Healthcare Associates LLC	Huntington Beach Convalescent Hospital Asset Corporation

Shoreline Healthcare Center	4029 East Anaheim St.	Long Beach, CA 90804	Rose Park H'care Associates, Inc.	Long Beach Health Associates LLC

Sonoma Healthcare Center	1250 Broadway	Sonoma, CA 95476	Ensign Sonoma LLC	James F. Cotter

Southland & Southland Living	11701 Studebaker Road	Norwalk, CA 90650	Southland Management LLC	Ensign Southland LLC

Sch. 4.15(a)/4.16-2

Place of Business	Address		Licensee	Record Owner
Summerfield Healthcare Center	1280 Summerfield Road	Santa Rosa, CA 95405	Ensign Santa Rosa LLC	Summerfield Development Co.

Timberwood Nursing & Rehabilit'n Center	4001 Highway 59 North	Livingston, TX 77351	Livingston Care Associates, Inc.	Polk Health Holdings LLC

Ukiah Convalescent Hospital	1349 South Dora	Ukiah, CA 95482	Ensign Pleasanton LLC	Ukiah SNF, LLC

Upland Rehabilitation & Care Center	1221 East Arrow Hwy	Upland, CA 91786-4911	Upland Comty Care, Inc.	Cedar Avenue Holdings LLC

The Village Care Center	615 No. Ware Road	McAllen, TX 78501	McAllen Comm'ty Healthcare, Inc.	James F. Cotter

Victoria Care Center	5445 Everglades Street	Ventura, CA 93003	Victoria Ventura Healthcare LLC	SHP Lexington, LLC

Victoria Healthcare Center	340 Victoria Street	Costa Mesa, CA 92627	Costa Victoria Healthcare LLC	Eugene Woods, et al

Vista Knoll Specialized Care Facility	2000 Westwood Road	Vista, CA 92083	Vista Woods Health Assoc LLC	OHI Asset (CA), LLC

Waverly Park Healthcare Center	2001 N. Park Avenue	Tucson, AZ 85719	Park Waverly Healthcare LLC	Park Villa Corporation

Wellington Place Living & Rehab Center	1802 So. 31st	Temple, TX 76504	Wellington Healthcare, Inc.	James F. Cotter

Whittier Hills Healthcare Center	10426 Bogardus Avenue	Whittier, CA 90603	Ensign Whittier East LLC	Whittier East, L.L.C.

Willowbend Nursing & Rehab. Center	2231 Highway 80 East	Mesquite, TX 75150	Town East Healthcare, Inc.	Mesquite Health Holdings LLC

Sch. 4.15(a)/4.16-3

Schedule 4.15(b)
Census Data as of 3/1/2007

Facility	Beds	Census

The Flagstone Group, Inc. (S.Cal & WA)

Atlantic Memorial	100	90

Palm Terrace	99	91

Sea Cliff	182	179

Sea Cliff ALF	84	57

Shoreline	75	67

Victoria	79	68

Camarillo	114	94

Glenwood	99	88

Mission Care	58	50

Panorama Gardens	149	142

Ventura	187	132

Arroyo Vista	53	51

Carmel Mountain	120	112

Lemon Grove	158	154

Palomar Vista	74	66

Vista Knoll	120	110

Emerald Hills	120	63

Pacific Care	100	78

Park Manor	79	68

Brookfield	70	63

Rose Villa	53	39

Royal Court	162	152

Southland Care	120	116

Southland Home	70	56

Whittier Hills	160	149

Subsidiary Totals	2685	2335

Northern Pioneer (N.Cal)

Cloverdale	72	61

Northbrook	71	42

Park View	116	109

Sonoma	137	107

Summerfield	70	61

Ukiah	58	50

Subsidiary Totals	524	430

Touchstone (S.Cal)

Arbor Glen	95	77

Brookside	97	90

Claremont Care	99	84

Premier Care	99	82

Upland Rehab	203	163

Subsidiary Totals	593	496

Bandera Healthcare, Inc. (AZ)

Catalina	102	90

Sabino Canyon	107	94

Waverly Park	200	77

Desert Sky	186	154

Desert Sky Assisted	105	74

East Mesa	201	152

Grand Court	174	175

Greenfields	141	105

Scottsdale	120	51

Coronado	191	175

Desert Terrace	108	92

Highland Manor	107	87

North Mountain	155	126

Subsidiary Totals	1897	1452

Keystone (TX, UT & ID)

Cambridge Health and Rehab	118	74

Cambridge Square ALF	44	32

Carrollton Healthcare Center	108	77

Lake Village	120	86

Northern Oaks	96	88

Salado Creek	124	75

The Village	113	78

Timberwood Nursing Home	120	102

Wellington Place	140	81

Willowbend Nursing & Rehab Ctr	162	67

Arlington Hills	108	61

Holladay	120	78

Mt Ogden	108	54

Pocatello Care & Rehab Ctr	88	72

Subsidiary Totals	1569	1025

The Ensign Group, Inc. Totals	7268	5738

Twelve Month Average	0	0

Sch. 4.15(b)-1

Schedule 4.17
CONFIDENTIAL

The Ensign Group, Inc. Significant Shareholders		Balance Dec 2006	% Ownership
Count
1	Roy Christensen	3,910,000	22.12%
2	Christopher R. Christensen and Terri M. Christensen as Co-Trustees of the Christensen Family Trust dated 10/24/05	3,893,000	22.02%
3	Gregory K. Stapley & Deborah S. Stapley as Co-trustees of the Stapley Family Trust uad 04/25/06	1,180,000	6.68%
4	Jay Brady	720,000	4.07%
5	Richard Toolson	600,000	3.39%
6	Alan Norman	309,000	1.75%
7	Blalack Trust	292,000	1.65%
8	Gordon Buechs	120,400	0.68%
9	Thomas Maloof	120,000	0.68%
11	Cory Monette	76,000	0.43%
12	David Sedgwick	45,500	0.26%
13	Mike Dalton	45,500	0.26%
14	Antoinette Hubenette	30,000	0.17%
15	John Albrechtsen	24,500	0.14%
16	Barry Port	9,500	0.05%
17	Other	2,315,200	13.10%
	Common shares issued	13,690,600
	Common shares reserved for issuance under 2001 Incentive Plan	495,000	2.80%
	Common shares reserved for issuance under 2005 Incentive Plan	749,000	4.24%
	Preferred shares (Common Share equivalent)	2,741,180	15.51%

	Total Shares Outstanding	17,675,780	100.00%

Sch. 4.17-1

QuickLinks

AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
RECITALS
LIST OF SCHEDULES
EXHIBIT A SCHEDULES TO AMENDMENT NO. 2 TO AMENDED & RESTATED LOAN AGREEMENT
Schedule 4.1 Subsidiaries
Consolidated Schedule 4.15(a)/4.16 Places of Business with Trade Names and Record Owner Data (As of March 1, 2007) (See separate Schedule 4.15(a) for Census Data)
Schedule 4.15(b) Census Data as of 3/1/2007
Schedule 4.17 CONFIDENTIAL